UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2019

Aflac Incorporated
(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On February 28, 2019, Aflac Incorporated, a Georgia corporation (the Company), entered into a Shareholders Agreement (the Shareholders Agreement) with Japan Post Holdings Co., Ltd., a Japanese corporation, J&A Alliance Holdings Corporation, a Delaware corporation, solely in its capacity as trustee (the Trustee) of J&A Alliance Trust, a New York voting trust (the Trust), and General Incorporated Association J&A Alliance, a Japanese general incorporated association. The material terms of the Shareholders Agreement were previously reported under the heading Shareholders Agreement in Item 1.01 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on December 19, 2018 (the December 8-K) and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The formation of the Trust, together with entering into the Shareholders Agreement, permits the Trustee to acquire, on behalf of the Trust, shares of the Company's common stock through open market or private block purchases in the U.S. The Trust's ownership of Company common stock is subject to regulatory approvals and other terms and conditions, as described in the December 8-K. The Company anticipates regulatory approvals in the second half of 2019.

FORWARD LOOKING INFORMATION
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The Company desires to take advantage of these provisions. Forward-looking statements are not based on historical information and relate to future developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “anticipate” or similar words, generally qualify as forward-looking. The Company undertakes no obligation to update such forward-looking statements. The Company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements: capital market and global economic conditions; extensive regulation and changes in law or regulation by governmental authorities; and changes in U.S. and/or Japanese accounting standards.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

February 28, 2019	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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